STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
STOCK-BASED COMPENSATION
STOCK-BASED COMPENSATION
IAC currently has two active plans under which awards have been granted. These plans cover stock options to acquire shares of IAC common stock, RSUs, PSUs and restricted stock, as well as provide for the future grant of these and other equity awards. These plans authorize the Company to grant awards to its employees, officers, directors and consultants. At December 31, 2016, there are 5.9 million shares available for grant under the plans.
The plans were adopted in 2008 and 2013, have a stated term of ten years, and provide that the exercise price of stock options granted will not be less than the market price of the Company's common stock on the grant date. The plans do not specify grant dates or vesting schedules of awards as those determinations have been delegated to the Compensation and Human Resources Committee of IAC's Board of Directors (the "Committee"). Each grant agreement reflects the vesting schedule for that particular grant as determined by the Committee. Broad-based stock option awards issued to date have generally vested in equal annual installments over a four-year period and RSU awards currently outstanding generally vest in three 33% installments over a three-year period, in each case, from the grant date.
The amount of stock-based compensation expense recognized in the consolidated statement of operations is reduced by estimated forfeitures, as the expense recorded is based on awards that are ultimately expected to vest. The forfeiture rate is estimated at the grant date based on historical experience and revised, if necessary, in subsequent periods if actual forfeitures differ from the estimated rate. At December 31, 2016, there is $177.9 million of unrecognized compensation cost, net of estimated forfeitures, related to all equity-based awards, which is expected to be recognized over a weighted average period of approximately 2.6 years.
The total income tax benefit recognized in the accompanying consolidated statement of operations for the years ended December 31, 2016, 2015 and 2014 related to stock-based compensation is $34.8 million, $36.6 million and $22.2 million, respectively.
IAC Stock Options
Stock options outstanding at December 31, 2016 and changes during the year ended December 31, 2016 are as follows:

	December 31, 2016
	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
	(Shares and intrinsic value in thousands)
Options outstanding at January 1, 2016	7,283	$52.13
Granted	1,722	46.25
Exercised	(740)	34.90
Forfeited	(142)	53.30
Expired	(65)	55.31
Options outstanding at December 31, 2016	8,058	$52.41	6.7	$120,681
Options exercisable	4,170	$44.91	4.9	$87,865

The aggregate intrinsic value in the table above represents the difference between IAC's closing stock price on the last trading day of 2016 and the exercise price, multiplied by the number of in-the-money options that would have been received by the option holders had all option holders exercised their options on December 31, 2016. The total intrinsic value of stock options exercised during the years ended December 31, 2016, 2015 and 2014 is $17.1 million, $53.0 million and $63.3 million, respectively.
The following table summarizes the information about stock options outstanding and exercisable at December 31, 2016:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Outstanding at December 31, 2016	Weighted- Average Remaining Contractual Life in Years	Weighted- Average Exercise Price	Exercisable at December 31, 2016	Weighted- Average Remaining Contractual Life in Years	Weighted- Average Exercise Price
	(Shares in thousands)
$10.01 to $20.00	404	2.6	$18.02	404	2.6	$18.02
$20.01 to $30.00	238	2.3	20.97	238	2.3	20.97
$30.01 to $40.00	913	4.1	31.61	913	4.1	31.61
$40.01 to $50.00	2,727	7.1	44.31	1,389	5.1	46.35
$50.01 to $60.00	464	5.7	58.30	333	4.3	58.80
$60.01 to $70.00	1,850	8.0	64.70	540	7.2	64.72
$70.01 to $80.00	962	8.2	74.23	228	7.8	73.20
$80.01 to $90.00	500	8.3	84.31	125	8.3	84.31
	8,058	6.7	$52.41	4,170	4.9	$44.91

The fair value of stock option awards, with the exception of market-based awards, is estimated on the grant date using the Black-Scholes option pricing model. The Black-Scholes option pricing model incorporates various assumptions, including expected volatility and expected term. During 2016, 2015 and 2014, expected stock price volatilities were estimated based on the Company's historical volatility. The risk-free interest rates are based on U.S. Treasuries with comparable terms as the awards, in effect at the grant date. Expected term is based upon the historical exercise behavior of our employees and the dividend yields are based on IAC's historical dividend payments. The following are the weighted average assumptions used in the Black-Scholes option pricing model:

	Years Ended December 31,
	2016	2015	2014
Expected volatility	29%	28%	31%
Risk-free interest rate	1.2%	1.6%	1.5%
Expected term	4.8 years	5.3 years	4.8 years
Dividend yield	—%	2.0%	1.5%

During 2015, the Company granted market-based stock options to certain employees. These awards only vest if the price of IAC common stock exceeds the relevant price threshold for a twenty-day consecutive period and the service requirement is met. The service requirement provides that these awards vest in four equal annual installments beginning on the first anniversary of the grant date. The grant date fair value of each market-based award is estimated using a lattice model that incorporates a Monte Carlo simulation of IAC's stock price. The inputs used to fair value these awards include a weighted average expected volatility of 27%, risk-free interest rate of 2.3% and a 1.8% dividend yield. The expected term of these awards is derived from the output of the option valuation model. Expense is recognized over the longer of the vesting period of each of the four installments or the expected term. The weighted average expected term of these awards is 4 years.
Approximately 1.7 million, 2.5 million and 0.7 million stock options were granted by the Company during the years ended December 31, 2016, 2015 and 2014, respectively. The weighted average fair value of stock options granted during the years ended December 31, 2016, 2015 and 2014 with exercise prices equal to the market prices of IAC's common stock on the date of grant are $12.34, $15.24 and $16.67, respectively. During the year ended December 31, 2015, the weighted average exercise price and weighted average fair value of stock options granted with exercise prices greater than the market value of IAC's common stock on the date of grant are $84.31 and $12.00, respectively.
Cash received from stock option exercises and the related tax benefit realized for the years ended December 31, 2016, 2015 and 2014 are: $25.8 million and $6.1 million; $27.3 million and $25.8 million; and $39.1 million and $25.5 million, respectively. In January 2014, a portion of the Company's former Chief Executive Officer (the "Executive") who became the Chairman of Match Group outstanding IAC stock options were canceled and replaced with equity denominated in Match Group and various subsidiaries of Match Group. The incremental expense associated with this modification was $7.4 million.
IAC Restricted Stock Units and Performance-based Stock Units
RSUs and PSUs are awards in the form of phantom shares or units denominated in a hypothetical equivalent number of shares of IAC common stock and with the value of each RSU and PSU equal to the fair value of IAC common stock at the date of grant. Each RSU and PSU grant is subject to service-based vesting, where a specific period of continued employment must pass before an award vests. PSUs also include performance-based vesting, where certain performance targets set at the time of grant must be achieved before an award vests. For RSU grants, the expense is measured at the grant date as the fair value of IAC common stock and expensed as stock-based compensation over the vesting term. For PSU grants, the expense is measured at the grant date as the fair value of IAC common stock and expensed as stock-based compensation over the vesting term if the performance targets are considered probable of being achieved.
Unvested RSUs and PSUs outstanding at December 31, 2016 and changes during the year ended December 31, 2016 are as follows:

	RSUs		PSUs
	Number of shares	Weighted Average Grant Date Fair Value	Number of shares	Weighted Average Grant Date Fair Value
	(Shares in thousands)
Unvested at January 1, 2016	650	$57.76	2	$71.39
Granted	148	46.92	—	—
Vested	(268)	52.41	(2)	71.39
Forfeited	(4)	61.68	—	—
Unvested at December 31, 2016	526	$57.41	—	$—

The weighted average fair value of RSUs and PSUs granted during the years ended December 31, 2016, 2015 and 2014 based on market prices of IAC's common stock on the grant date was $46.92, $67.71 and $68.13, respectively. The total fair value of RSUs and PSUs that vested during the years ended December 31, 2016, 2015 and 2014 was $13.5 million, $16.8 million and $20.4 million, respectively.
Equity Instruments Denominated in the Shares of Certain Subsidiaries
The following description excludes awards denominated in the shares of the Company's publicly-traded subsidiary, Match Group. Match Group stock-based awards are issued pursuant to its stock incentive plan.
IAC has granted stock options and stock settled stock appreciation rights denominated in the equity of its subsidiaries to employees and management of certain subsidiaries. These equity awards vest over a period of years or upon the occurrence of certain prescribed events. The value of the stock options and stock settled stock appreciation rights is tied to the value of the common stock of these subsidiaries. Accordingly, these interests only have value to the extent the relevant business appreciates in value above the initial value utilized to determine the exercise price. These interests can have significant value in the event of significant appreciation. The interests are ultimately settled in IAC common stock with fair market value generally determined by negotiation or arbitration, at various dates through 2026. These equity awards are settled on a net basis, with the award holder entitled to receive a payment in shares equal to the intrinsic value of the award at exercise less an amount equal to the required cash tax withholding payment. The number of shares ultimately needed to settle these awards may vary significantly from the estimated numbers below as a result of both movements in our stock price and a determination of fair value of the relevant subsidiary that is different than our estimate. The expense associated with these equity awards is initially measured at fair value at the grant date and is expensed as stock-based compensation over the vesting term. The aggregate number of IAC common shares that would be required to settle these interests, other than for Match Group subsidiaries, at current estimated fair values, including vested and unvested interests (which will be reduced by the number of shares withheld to cover employee withholding taxes), at December 31, 2016 is 2.8 million shares, which is included in the calculation of diluted earnings per share, if the effect is dilutive. The comparable amount at December 31, 2015 is 2.3 million shares. Giving effect to withholding taxes, which will be paid by the Company on behalf of the employees at exercise, the aggregate number of shares and cash that would be required to settle the vested and unvested interests at estimated fair values on December 31, 2016 is 1.4 million shares and $90.8 million, respectively, assuming a 50% withholding rate; the comparable amounts at December 31, 2015 are 1.1 million shares and $69.1 million, respectively.
Following the completion of the Match Group IPO, equity awards that relate to the subsidiaries of Match Group will be settleable, at IAC's election, in shares of IAC common stock or Match Group common stock. To the extent shares of IAC common stock are issued in settlement of these awards, Match Group will reimburse IAC for the cost of those shares by issuing IAC shares of Match Group common stock. The aggregate number of IAC common shares at December 31, 2016 that would be required to settle Match Group subsidiary equity awards at current estimated fair values, including vested and unvested interests (which will be reduced by the number of shares withheld to cover employee withholding taxes), is 5.1 million shares and the comparable amount at December 31, 2015 is 4.1 million shares. Giving effect to withholding taxes, which will be paid by Match Group on behalf of the employees at exercise, the aggregate number of shares and cash that would be required to settle the vested and unvested interests at estimated fair values on December 31, 2016 is 2.5 million shares and $164.6 million, respectively, assuming a 50% withholding rate; the comparable amounts at December 31, 2015 are 2.1 million shares and $123.2 million, respectively. These amounts are in addition to the numbers in the paragraph above. Assuming no change in the value of the Company’s common stock at December 31, 2016, each incremental increase of 10% over the Company’s December 31, 2016 fair value estimate of these Match Group subsidiaries would require approximately 0.7 million incremental aggregate shares to settle these awards.
During 2016 and 2015, the Company granted a nominal amount of IAC denominated market-based awards to certain Match Group employees. The number of awards that ultimately vest is dependent upon Match Group's stock price. The grant date fair value of each market-based award is estimated using a lattice model that incorporates a Monte Carlo simulation of Match Group's stock price. Each market-based award is subject to service-based vesting, where a specific period of continued employment must pass before an award vests. Some of the market-based awards contain performance targets set at the time of grant that must be achieved before an award vests.
During the first quarter of 2016, the Company modified certain subsidiary denominated equity awards resulting in a modification charge of $7.3 million of which $6.3 million was recognized as stock-based compensation for the year ended December 31, 2016 and $1.0 million will be recognized over the remaining life of the modified awards.
During the first quarter of 2015, the Company modified certain subsidiary denominated equity awards resulting in a modification charge of $5.8 million of which $0.6 million and $3.5 million was recognized in 2016 and 2015, respectively, and the remaining charge will be recognized over the remaining life of the modified awards through 2019. During the third quarter of 2015, the Company modified certain subsidiary denominated vested equity awards and recognized a modification charge of $6.8 million. During the fourth quarter of 2015, the Company repurchased certain subsidiary denominated vested equity awards in exchange for $23.4 million in cash and fully vested modified equity awards and recognized a modification charge of $7.7 million. These modification charges are included in stock-based compensation for the year ended December 31, 2015.
During 2014, the Company granted an equity award denominated in shares of a subsidiary of the Company to a non-employee. This award is marked to market each reporting period. The award vests at multiple times a year and is fully vested in October 2017. In the third quarter of 2016, the Company settled the vested portion of the award for cash of $13.4 million. At December 31, 2016, the total fair value of the remaining award, at current estimated fair value, including vested and unvested interests, is $14.3 million.